Goodwill	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
Goodwill

The Company’s goodwill was recognized upon the acquisitions of various companies including, but not limited to, Kit CRM Inc., and Boltmade, Inc., which were both acquired during the year ended December 31, 2016. Goodwill is attributable to the Company’s single reporting unit.
During the fourth quarter of fiscal 2016, the Company completed its annual impairment test of goodwill. The Company exercised its unconditional option to bypass the qualitative assessment pursuant to ASC 350, Intangibles - Goodwill and Other, and perform a quantitative analysis. The Company determined that the consolidated business is represented by a single reporting unit and concluded that the estimated fair value of the reporting unit was greater than its carrying amount. As a result, the second step of the two-step goodwill impairment test was not required.
No goodwill impairment was recognized in the years ended December 31, 2016 and 2015.
The changes in the carrying amount of goodwill for the years ended December 31, 2016 and 2015 are as follows.

	2016	2015
	$	$
Balance, beginning of the year	2,373	2,373
Acquisition of Kit CRM Inc.	6,929	—
Acquisition of Boltmade, Inc.	5,450	—
Other Acquisitions	752	—
Balance, end of the year	15,504	2,373